LOAN AND
                                OPTION AGREEMENT

         THIS LOAN AND OPTION AGREEMENT, dated as of 31 July, 2009 (the "Agreement"), is by and among Lazarus Energy Holdings, LLC, a Delaware limited liability company ("LEH") , Lazarus Louisiana Refinery II, LLC, a Delaware limited liability company, ("LLRII"), Lazarus Energy, LLC, a Delaware limited liability company ("LE"), Lazarus Environmental, LLC, a Delaware limited liability company ("LEN") (LE, LEH, LLRII, LEN are sometimes collectively referred to herein as the "Lazarus Entities") and Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"). The Lazarus Entities and Blue Dolphin are sometimes referred to herein as the "Parties").

                                    RECITALS

         WHEREAS, it has been proposed that (i) Blue Dolphin loan certain amounts to the Lazarus Entities, (ii) the Parties enter into certain agreements pursuant to which Blue Dolphin may in its discretion loan additional amounts to the Lazarus Entities, and (iii) the Lazarus Entities grant an option to Blue Dolphin to require the closing of a transaction pursuant to which certain assets of the Lazarus Entities will be transferred to Blue Dolphin in exchange for shares of the stock of Blue Dolphin;

         WHEREAS, the Board of Directors of Blue Dolphin and the managers of the Lazarus Entity have determined that the transactions contemplated hereby are consistent with, and in furtherance of, the best interests of the parties and their respective stockholders and members;

         WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with this transaction and also to prescribe various conditions to various aspects of the transactions; and

         WHERAS, in anticipation of the execution of this Agreement, Blue Dolphin has prior to the date hereof loaned to LLRII $300,000;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, enter into the following agreements.

                                    ARTICLE I
                            CONTRUCTION OF AGREEMENT

         Section 1.1. Definitions. The definitions of certain terms used in this Agreement are set forth in Section 10.1.

         Section 1.2. Interpretative Provisions.

                  (a) The words "hereof," "herein" and "hereunder" and words of similar impact when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified.

                  (b) The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                  (c) The terms "include" and "including" are not limiting and mean "including without limitation."

                  (d) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting the Agreement.

                                   ARTICLE II
                                    THE LOANS

         Section  2.1.  The  Bridge  Loan.   At  the  Bridge  Loan  Closing  (as
hereinafter  defined),  upon the  satisfaction  of the  conditions  set forth in
Section 2.2, Blue Dolphin will loan $1,700,000 to LLRII, resulting in a total loan of $2,000,000 from Blue Dolphin to LLRII pursuant to the terms hereof (the "Bridge Loan"). The transaction described in the first sentence of this Section
2.1 is referred to herein as the "Bridge Loan Transaction."

         Section  2.2.  Conditions  to the Bridge  Loan.  Blue Dolphin will loan
$1,700,000 to LLRII at the Bridge Loan Closing only if all of the following conditions are satisfied. The Lazarus Entities will cause such conditions to be satisfied prior to the Bridge Loan Closing.

                  (a) The Lazarus Entities shall have executed and delivered to Blue Dolphin a promissory note in the form attached hereto as Exhibit 2.2(a), jointly and severally payable by the Lazarus Entities to the order of Blue Dolphin in the original principal amount of $2,000,000 (the "Note");

                  (b) LLRII shall have executed and delivered to Blue Dolphin a mortgage in the form attached hereto as Exhibit 2.2(b) (the "LLRII Mortgage"), granting to Blue Dolphin a lien second in priority only to the Notre Dame Lien and pari passu with the Rio Vista Lien against the real property described as Parcel 1 in the attached LLRII Mortgage (the "Mermentau Property") and a lien first in priority against the real property described as Parcel 2 in the attached LLRII Mortgage (the "Disposal Well Property") securing the repayment of the Bridge Loan;

                  (c) LLRII shall have executed and delivered to Blue Dolphin a commercial security agreement in the form attached hereto as Exhibit 2.2(c) (the "LLRII Security Agreement") granting to Blue Dolphin a lien second in priority only to the Notre Dame Lien and pari passu with the Rio Vista Lien against the personal property described on Exhibit A to the attached LLRII Security

Agreement (the "Mermentau Personal Property") and a lien first in priority against the personal property associated with the Disposal Well Property described in the attached LLRII Security Agreement (the "Disposal Well Personal Property") securing the repayment of the Bridge Loan;

                  (d) None of the Lazarus Entities shall have been subject to any Material Adverse Effect since June 1, 2009;

                  (f) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of any of the Transactions shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

                  (g) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency which would prevent the consummation of any of the Transactions or make the consummation of the Transactions illegal;

                  (h) The Lazarus Entities shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their respective agreements contained in this Agreement required to be performed on or prior to the Bridge Loan Closing Date; and

                  (i) The representations and warranties of Lazarus Entities contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Bridge Loan Closing as if made at and as of such date, and Blue Dolphin shall have received a certificate executed on behalf of LEH by the Director of LEH to that effect.

         Section 2.3. Closing. The closing of the Bridge Loan (the "Bridge Loan Closing") shall take place at the offices of counsel to Blue Dolphin in Houston, Texas on July 31st, 2009 or if later on the third business day following the date on which the last of the conditions set forth in Section 2.2 is fulfilled or waived, or at such other time and place as LEH and Blue Dolphin shall agree. At the Bridge Loan Closing, each of the parties hereto will take actions and execute such documents and instruments as may be reasonably required to consummate the Bridge Loan.

         Section 2.4. The Regional Acquisition. LEH must keep Blue Dolphin apprised of the status of any negotiations of any of the Lazarus Entities relating to the proposed acquisition by one or more of the Lazarus Entities of the assets described on Exhibit 2.4-1 (the "Regional Acquisition") at all times prior to the payment of the Bridge Loan, and shall in particular, but not by way of limitation, provide Blue Dolphin with copies of all drafts of documents relating to the Regional Acquisition as such drafts are provided from one party to the other, and shall provide to Blue Dolphin prompt and complete access to the due diligence materials relating to the Regional Acquisition as such materials become available to LEH.

         Section 2.5. Use of Proceeds. The Lazarus Entities shall use the proceeds of the Bridge Loan solely for the following purposes:

                  (a) Making expenditures which are permitted to be capitalized under GAAP to renovate the Mermentau Assets, the Disposal Well Assets, the assets described on Exhibit 1.6(a) (the "Nixon Assets"), and the Regional Assets;

                  (b) Partially funding the payment of the purchase price or any deposit thereof payable pursuant to the Regional Acquisition; and

                  (c) The payment of the fees provided for pursuant to the Consulting Agreement (as hereinafter defined).

                                   ARTICLE III
                                     OPTION

         Section 3.1. Option. Each Lazarus Entity hereby grants to Blue Dolphin the option (the "Option"), exercisable by written notice from Blue Dolphin to LEH at any time prior to the latter of the date of the payment in full of the Bridge Loan or March 1, 2010, to require that the Parties promptly enter into a purchase and sale agreement substantially in the form of Exhibit 2.1 (the "Purchase Agreement"), and thereafter close the transaction described in the Purchase Agreement pursuant to its terms, provided, however, that an exercise of the Option shall not be considered effective if LEH gives Blue Dolphin written notice that a Material Adverse Effect is then applicable to Blue Dolphin until Blue Dolphin has remedied that Material Adverse Effect. The Lazarus Entities agree that within thirty (30) days of the exercise of the Option, the Lazarus Entities shall obtain and provide to Blue Dolphin written evidence of any consent agreed to be granted by any third party to waive any term or condition set forth in any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which any Lazarus Entity is a party or by which any Lazarus Entity or any of their respective properties or assets may be bound or affected that is violated by the exercise of the Option and the consummation of any transactions contemplated in the Purchase Agreement, including but not limited to the 1st International Loan Agreement Blue Dolphin agrees that it will not exercise the Option if the Closing will cause a violation of any material term or condition set forth in any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Blue Dolphin or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected. The Parties agree to negotiate the final Purchase Agreement in good faith based on the terms set forth in the attached Purchase Agreement, recognizing that certain factual matters may change subsequent to the date hereof in compliance with this Agreement. The Parties will in addition determine pursuant to these good faith negotiations whether the Option transaction should be structured as an acquisition of assets, as provided in the attached Purchase Agreement, or as an acquisition of the membership or other equity interests of the Lazarus Entities which own the respective Subject Assets (as hereinafter defined) primarily considering the practicality of the transfer of the Subject Assets, and secondarily considering the tax effect on all parties and other reasonable factors. At any time, Blue Dolphin may elect to terminate the Option by written notice to LEH.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                                  BLUE DOLPHIN

         Blue Dolphin represents and warrants to the Lazarus Entities as follows:

         Section 4.1. Organization. Blue Dolphin is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.

         Section 4.2. Capitalization. As of June 30, 2009, the authorized capital stock of Blue Dolphin consisted of 100,000,000 shares of Blue Dolphin Common Stock and 2,500,000 shares of preferred stock, par value $.10 per share ("Blue Dolphin Preferred Stock"). As of June 30, 2009, (i) 11,785,299 shares of Blue Dolphin Common Stock were issued and outstanding, all of which were validly issued and are fully paid, duly authorized, non-assessable and free of preemptive rights, (ii) 0 shares of Blue Dolphin Preferred Stock were issued and outstanding and (iii) 0 shares of Blue Dolphin Common Stock and 0 shares of Blue Dolphin Preferred Stock were held in the treasury of Blue Dolphin.

         Section 4.3.  Authority; Non-Contravention; Approvals.

                  (a) Blue  Dolphin has full  corporate  power and  authority to execute and deliver this Agreement and to consummate the Bridge Loan Transaction. This Agreement has been approved by the Board of Directors of Blue Dolphin, and no other corporate proceedings on the part of Blue Dolphin, are necessary to authorize the execution and delivery of this Agreement or the consummation by Blue Dolphin of the Bridge Loan Transaction. This Agreement has been duly executed and delivered by Blue Dolphin, and, assuming the due authorization, execution and delivery hereof by Carroll and the Lazarus Entities, constitutes a valid and legally binding agreement of Blue Dolphin enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by Blue Dolphin and the consummation by Blue Dolphin of the Bridge Loan Transaction do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Blue Dolphin under any of the terms, conditions or provisions of (i) the charters or bylaws of Blue Dolphin, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Blue Dolphin or any of their properties or assets, or
(iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Blue Dolphin is now a party or by which Blue Dolphin or any of their respective properties or assets may be bound or affected.

         Section 4.4.  Reports and Financial Statements.

                  (a) Blue Dolphin has filed with the Securities and Exchange Commission (the "SEC") all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder.

                  (b) Blue Dolphin has previously made available or delivered to LEH copies of all reports, including annual, quarterly and current reports, or registration statements filed by Blue Dolphin with the SEC including but not limited to the Form 10-KSB with respect to the period ending December 31, 2007 and Form 10-Q for the period ending March 31, 2009 ("SEC Reports"
                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                             OF THE LAZARUS ENTITIES

         Each Lazarus Entity jointly and severally represent and warrant to Blue Dolphin that:

         Section 5.1. Organization and Qualification. Each Lazarus Entity is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each Lazarus Entity is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of the organizational documents of each Lazarus Entity, as amended, including all amendments thereto, have heretofore been delivered to Blue Dolphin.

         Section 5.2.   Authority; Non-Contravention; Approvals.

                  (a) Each Lazarus Entity has full company power and authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement has been approved by the managers of each Lazarus Entity, and no other company proceedings on the part of any Lazarus Entity, are necessary to authorize the execution and delivery of this Agreement or the consummation by the Lazarus Entities of any of the Transactions. This Agreement has been duly executed and delivered by each Lazarus Entity, and, assuming the due authorization, execution and delivery hereof by Blue Dolphin, constitutes a valid and legally binding agreement of each Lazarus Entity enforceable against each Lazarus Entity in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) Except as set forth in the Disclosure Schedule, the execution and delivery of this Agreement by each Lazarus Entity and the consummation by each Lazarus Entity of the Transactions do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of any Lazarus Entity under any of the terms, conditions or provisions of (i) the organizational documents of any Lazarus Entity, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to any Lazarus Entity or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, Contract, lease or other instrument, obligation or agreement of any kind to which any Lazarus Entity is now a party or by which any Lazarus Entity or any of their respective properties or assets may be bound or affected.

                  (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by any Lazarus Entity or the consummation by any Lazarus Entity of the Transactions.

         Section 5.3. Reports and Financial Statements. LEH has furnished Blue Dolphin with audited and consolidated balance sheets, income statements and statements of cash flows for each Lazarus Entity as of and for the period ended December 31, 2006 and December 31, 2007, and unaudited and consolidated balance sheet and income statement for the period ended December 31, 2008 and as of and for the 6th month period ending June 30, 2009 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP and fairly present the financial condition and result of operations of each Lazarus Entity.

         Section 5.4. Absence of Undisclosed Liabilities. Except as disclosed in the Disclosure Schedule, no Lazarus Entity is subject to Liabilities, except Liabilities which are provided for in the Financial Statements.

         Section 5.5. Absence of Certain Changes or Events. Except as disclosed in Disclosure Schedule, since July 31, 2006 the business of each Lazarus Entity has been conducted in the ordinary course of business consistent with past practices, and there has not been any event, occurrence, development or state of circumstances or facts which has had, or could reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect with respect to any Lazarus Entity.

         Section 5.6. Title to and Condition of Assets. The Lazarus Entities have good and indefeasible title to the Mermentau Assets, the Disposal Well Assets, and the Nixon Assets (collectively, the "Subject Assets"), free and clear of any Liens, except for Permitted Liens. The Subject Assets are in adequate condition for their intended use, after the performance of reasonable and customary start up and refurbishment procedures. Such assets constitute all of the properties necessary for the respective Lazarus Entity to conduct its business as now conducted.

         Section 5.7. Employees. The only Lazarus Entity which has employees is LEH.

         Section 5.8. Litigation. There are no claims, suits, actions, or proceedings pending or, to the Knowledge of each Lazarus Entity, threatened against or relating to any Lazarus Entity, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator. To the knowledge of each Lazarus Entity, there are no state of facts, events, conditions, or occurrences which would properly constitute grounds for or the basis of any material claim, suit, action, or proceeding against or relating to any Lazarus Entity. Except as set forth in the Disclosure Schedule, no Lazarus Entity is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator.

         Section 5.9. No Violation of Law. No Lazarus Entity is in violation of and no Lazarus Entity has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment of any governmental or regulatory body or authority. Except as disclosed in the Disclosure Schedule, as of the date of this Agreement, to the Knowledge of each Lazarus Entity, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. The Lazarus Entities have all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted (collectively, the "Permits"). No Lazarus Entity is in violation of the terms of any Permits.

         Section 5.10. Insurance Policies. No Lazarus Entity has received notice from any current insurance carrier of the intention of such carrier (a) to discontinue any material insurance coverage afforded to the Lazarus Entity; or
(b) to materially increase the premium costs of such insurance. The types of insurance policies maintained by the Lazarus Entities and the coverage afforded by such policies with respect to the operations of each Lazarus Entity are, in the opinion of the Lazarus Entities, reasonable in light of the nature of the businesses conducted and the risks associated with such businesses.

         Section 5.11. Taxes. All returns and reports, including, without limitation, information and withholding returns and reports and any schedules and attachments thereto or any amendments of any of the foregoing ("Tax Returns"), of or relating to any Taxes, that are required to be filed on or before the date hereof by or with respect to any Lazarus Entity have been duly and timely filed. All such Tax Returns were correct and complete in all material respects and all the Taxes, including interest and penalties, owed by any Lazarus Entity have been timely paid. There are no pending Tax audits by U.S.

tax authorities with respect to Tax Returns of any Lazarus Entity. The Lazarus Entities have made all deposits (including estimated tax payments for taxable years for which the federal income tax return is not yet due) required with respect to Taxes.

         Section 5.12.  Environmental Matters.

                  (a) Except as set forth in the Disclosure Schedule:

                    (i) no notice, demand, request for information, citation, summons or order hasbeen received by, no complaint has been served on, no penalty has been assessed against, and no investigation, action, claim, suit, proceeding or review is pending or, to the Knowledge of each Lazarus Entity, is threatened by any governmental entity or other person against any Lazarus Entity or any predecessor of any Lazarus Entity, relating to or arising out of any Environmental Law (as defined below);

                    (ii) Each Lazarus Entity is and has been in material compliance with all Environmental Laws and Environmental Permits (as defined below), and, to the Knowledge of each Lazarus Entity, any predecessor of any Lazarus Entity was in material compliance with all Environmental Laws and Environmental Permits; or

                    (iii) No Lazarus Entity has, and to the Knowledge of each Lazarus Entity, no predecessor of any Lazarus Entity, has, entered into any obligation, Liability, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved requirements relating to or arising under Environmental Law and to the Knowledge of each Lazarus Entity, there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such obligation, Liability, order, settlement, judgment, injunction or decree.

                  (b) For purposes of this Agreement, (i) "Environmental Laws" means any and all laws, statutes, ordinances, rules, regulations, orders or determinations of any Governmental Authority (as defined below) relating to the protection of the environment or protection of human health from exposure to hazardous materials that is currently in effect in any jurisdiction in which the Lazarus Entity owns property or conducts business, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, (ii) the term "Governmental Authority" includes the United States of America, as well as any other jurisdiction or state, county, city and political subdivisions in which the Lazarus Entity owns property or conducts business, and any agency, department, commission, board, bureau or instrumentality of any of them that exercises jurisdiction over any Lazarus Entity pursuant to Environmental Laws, and (iii) "Environmental Permits" means all permits, licenses, certificates, registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any facility or operation of any Lazarus Entity to comply with requirements of Environmental Laws.

         Section 5.13. Material Contracts and Relationships. The Disclosure Schedule lists all Contracts, undertakings or understandings to which any Lazarus Entity is a party which require an expenditure or expenditures by the Lazarus Entity in excess of $25,000 or more (except for purchase and sale orders incurred in the ordinary course of business consistent with past practices for amounts less than $200,000) or are otherwise material to the Lazarus Entity, including but not limited to service agreements, purchase or sale agreements, supply agreements, distribution or distributor agreements, real estate leases, purchase orders, customer orders and equipment rental agreements (the "Operating Agreements"). Each Operating Agreement is a valid, binding and enforceable agreement of the Lazarus Entity and, to the Knowledge of the Lazarus Entity, the other parties thereto. There has not occurred any breach or default under any Operating Agreement on the part of the Lazarus Entity or, to the Knowledge of the Lazarus Entity, any other parties thereto. No event has occurred which with the giving of notice or the lapse of time, or both, would constitute a default under any Operating Agreement on the part of any of the Lazarus Entities, or, to the Knowledge of the Lazarus Entity, any of the other parties thereto. There is no dispute between the parties to any Operating Agreement as to the interpretation thereof or as to whether any party is in breach or default thereunder, and no party to any Operating Agreement has indicated its intention to, or suggested it may evaluate whether to, terminate any Operating Agreement.

         Section  5.14.  Brokers  and  Finders.  Except  as  set  forth  on  the
Disclosure Schedule, (i) no Lazarus Entity has entered into any Contract, arrangement or understanding with any person or firm which may result in the obligation of any Lazarus Entity to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby; and (ii) there is no claim for payment by any Lazarus Entity of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         Section 5.15. Disclosure. No representation or warranty of any Lazarus Entity or Carroll set forth hereunder or in the schedules attached hereto or in any certificate delivered pursuant hereto contains any untrue statement of the material fact or most to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

         Section 6.1. Affirmative Covenants of the Lazarus Entities. Until the Payment Date, the Lazarus Entities covenant as follows:

                  (a) Compliance with Laws, Etc. Each Lazarus Entity shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings diligently conducted, and shall comply with and perform and observe all material covenants, provisions and conditions to be performed and observed on the part of that Lazarus Entity in connection with all of its Operating Agreements. Notwithstanding the foregoing, each Lazarus Entity shall
(i) comply in a timely fashion with, or operate pursuant to valid waivers of, the provisions of all Environmental Laws, (ii) notify Blue Dolphin promptly in the event of any actual or alleged material noncompliance with any Environmental Laws or any notice of any actual or alleged obligation to take corrective action with respect to any or petroleum product and (iii) promptly forward to the Blue Dolphin a copy of any claim, judgment, order, notice, civil or criminal complaint, actual or threatened Lien, request for injunction, threatened or actual withdrawal of any Environmental Permit or other communication or report in connection with any material matter relating to Environmental Laws, or petroleum products as it may adversely affect a Lazarus Entity or any of the Subject Assets.

                  (b) Reporting Requirements. LEH will furnish or will cause to be furnished at its expense to Blue Dolphin:

                    (i) As soon as available and in any event within 120 days after the end of each fiscal year of LEH, a copy of the balance sheets of each Lazarus Entity as of the end of such year and the related statements of income and cash flows for such year, audited and bearing an unqualified opinion by independent certified public accountants acceptable to Blue Dolphin and certified by the chief financial officer of each Lazarus Entity as fairly presenting the financial position of the respective Lazarus Entity as at the dates indicated and in accordance with GAAP together with a statement of such accountants stating that, in making the examination necessary for their report, they obtained no knowledge of any Default, or, if such accountants shall have obtained knowledge of any such Default, specifying the details and the nature and status thereof;

                    (ii) As soon as available and in any event within 25 days after the end of each calendar month, the balance sheets of each Lazarus Entity as of the end of such month and the related statements of income and cash flows of each Lazarus Entity for such month all in reasonable detail, certified by the chief financial officer of each Lazarus Entity as fairly presenting the financial position of each Lazarus Entity as at the dates indicated and in accordance with GAAP;

                    (iii) Promptly after the commencement thereof, notice of all actions, suits, investigations and proceedings before any court, tribunal, agency or other governmental authority, affecting any Lazarus Entity;

                    (iv) Within the 10 days of making an expenditure permitted pursuant to Section 2.5, a written report describing each such expenditure; and

                    (v) Such other information as Blue Dolphin may from time to time reasonably request.

                  (c) Visitation Rights. At any reasonable time and from time to time upon prior notice to the respective Lazarus Entity, each Lazarus Entity shall permit Blue Dolphin or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the Subject Assets and to discuss the affairs, finances and accounts of each Lazarus Entity with any officer of each Lazarus Entity and their independent public accountants.

                  (d) Maintenance of Insurance. Each Lazarus Entity shall maintain insurance with responsible and reputable insurance companies in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same trade and general areas in which such Lazarus Entity operates. Each liability insurance policy shall name Blue Dolphin as an additional insured and each property insurance policy shall name Blue Dolphin as loss payee. Each Lazarus Entity will, furnish evidence of any such insurance referred to in this Section upon request by Blue Dolphin.

                  (e) Maintenance of Properties, Etc. Each Lazarus Entity shall maintain and preserve all of its properties, necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (f) Keeping of Records and Books of Account. Each Lazarus Entity shall keep adequate records and books of account in accordance with GAAP.

                  (g) Preservation of Existence, Etc. Each Lazarus Entity shall preserve and maintain its existence, rights, franchises and privileges in the state of its formation and qualify and remain qualified in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations and the ownership of its properties.

                  (h) Notification of Adverse Events. Each Lazarus Entity shall notify Blue Dolphin of all Events of Default within five days of the occurrence thereof.

         Section 6.2 Affirmative Covenants of Blue Dolphin. Until the expiration or termination of the Option, Blue Dolphin covenants that it will furnish or will cause to be furnished at its expense to LEH:

                    (i) Within the 10 days of making any single expenditure in excess of $50,000, a written report describing each such expenditure;

                    (ii) Promptly after the commencement thereof, notice of all actions, suits, investigations and proceedings before any court, tribunal, agency or other governmental authority, affecting Blue Dolphin

                    (ii) Such other information as LEH may from time to time reasonably request.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

                  Section 7.1. Negative Covenants. Neither any Lazarus Entity nor Blue Dolphin shall do any of the following prior to the expiration of the obligations of the respective Party under this Article. The obligations of Blue Dolphin pursuant to the terms hereof shall expire upon the earlier of the expiration or termination of the Option or the consummation of the Option transaction, and the obligations of the Lazarus Entities shall expire on the Payment Date. If the effect of the breach of this Section may be remedied in full, then the party who committed such breach shall have 15 days from the date of written notice of a breach to cure such breach.

                  (a) Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any of the Subject Assets, or assign or otherwise convey any right to receive income from the Subject Assets, except (i) Permitted Liens and (ii) Liens required to secure Permitted Indebtedness.

                  (b) Indebtedness. Create, incur, assume or suffer to exist any Liability, other than accounts payable incurred in the ordinary course of business and Permitted Indebtedness, or, with respect to the Lazarus Entities, Liabilities which do not negatively impact or devalue LLRII, LE, LEN, or any of the Subject Assets, or the collateral for the Bridge Loan.

                  (c) Change in Nature of Business. Make any material change in the nature of the business of any such Party as carried on at the date hereof.

                  (d) Transactions with Affiliates. Make any sale to, make any purchase from, extend credit to, make payment for services rendered by, or enter into any other transaction with any Affiliate unless, in each case, such sale, purchase or extension of credit is made or such services are rendered or such other transaction is entered into in the ordinary course of business and on terms and conditions at least as favorable to the Lazarus Entity as the terms and conditions that would apply in a similar transaction on an arms-length basis with a Person other than such Affiliate.

                  (e) Investments. With respect to LLRII, LE, or LEN only, make any Investments in any Person, other than the Regional Acquisition.

                  (f) Distributions. With respect to LLRII, LE, or LEN only, directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment.

                  (g) Other Debt. Prepay any Permitted Indebtedness of LLRII, LE, or LEN.

                  (h) Prohibition of Fundamental Changes. With respect to LLRII, LE, or LEN only, merge or consolidate with, or acquire all or any substantial part of the assets or class of stock or other ownership interests of, any other Person without the prior written consent of Blue Dolphin.

                  (i) Asset Sales. No Lazarus Entity shall, sell, convey, lease,
transfer  or  otherwise   dispose  of,  in  one   transaction  or  a  series  of
transactions, any assets included within ithe Subject Assets.

                  (j) Equity Issuances. Issue any stock, membership interests, or other equity interests, either by way of original issuances, stock dividends, stock splits, recapitalizations, or otherwise, except stock issued pursuant to existing employee incentive or benefit plans of Blue Dolphin.

         Section 7.2. Acquisition Transactions. After the date hereof and prior to the latter of the termination of this Agreement or expiration of termination of the Option, neither LLRII, LE, LEN, nor Blue Dolphin nor any of their Affiliates will initiate, solicit, negotiate, encourage or provide confidential information to facilitate, and no such Party shall cause any officer, director or employee of such Party, or any attorney, accountant, investment banker, financial advisor or other agent retained by any of them to, initiate, solicit, negotiate, encourage or provide non-public or confidential information to facilitate, or conduct any negotiations or discussions relating to any proposal or offer to acquire all or any substantial part of the business or properties of, with respect to LLRII, LE, LEN, any of the Subject Assets, and with respect to Blue Dolphin, any of its material assets, whether by merger, purchase of assets, tender offer or otherwise, whether for cash, securities or any other consideration or combination thereof.

                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS

         Section 8.1. Access. The Lazarus Entities and Blue Dolphin shall afford to each other, and their respective accountants, counsel, financial advisors and other representatives, reasonable access during normal business hours throughout the period prior to the latter of the termination of this Agreement or the Payment Date, to all of the properties, books, Contracts, personnel, representatives of or contacts with governmental or regulatory authorities, agencies or bodies, commitments, and records (including, but not limited to, Tax Returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which such party can facilitate or control) of the Lazarus Entities or Blue Dolphin and, such parties as its representatives may reasonably request. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of any Lazarus Entity or Blue Dolphin or with the performance of any of the employees of any Lazarus Entity or Blue Dolphin. No investigation pursuant to this Section shall affect any representation or warranty made by any party.

         Section 8.2. Expenses and Fees. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party who incurs such cost or expense.

         Section 8.3.  Agreement to Cooperate.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions required to be closed by this Agreement, including using its reasonable efforts to obtain all necessary, proper or advisable waivers, consents and approvals under applicable laws and regulations to consummate and make effective the Transactions, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of any Lazarus Entity and Blue Dolphin and to lift any injunction or other legal bar to the Transactions (and, in such case, to proceed with the Transactions as expeditiously as possible).

                  (b) In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person or other legal or administrative proceeding is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, whether before or after the Effective Time, the parties hereto agree to cooperate and use their reasonable efforts to defend against and respond thereto.

         Section 8.4. Public Statements. Blue Dolphin, and the Lazarus Entities shall: (a) consult with each other with enough advance notice to allow the notified party to submit comments, prior to issuing any press release or any written public statement with respect to this Agreement or the Transactions; (b) not unless otherwise required by law issue any such press release or written public statement prior to such consultation; and (c) shall incorporate any reasonable comments provided to the issuing party in such press release or written public statement, except to the extent prohibited by applicable law or regulations.

         Section 8.5. Notification of Certain Matters. Each of the parties hereto agrees to give prompt notice to each other of, and to use their respective reasonable best efforts to prevent or promptly remedy, (a) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any representations or warranties in this Agreement to be untrue or inaccurate in any material respect (or in all respects in the case of any representation or warranty containing any materiality qualification) and (b) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 8. shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         Section 8.6. Consulting Agreement. LEH and Blue Dolphin shall enter into a consulting agreement in the form of Exhibit 8.6 at the Bridge Loan Closing (the "Consulting Agreement").

                                   ARTICLE IX
                                   TERMINATION

         Section 9.1. Termination. This Agreement may be terminated at any time prior to the Bridge Loan Closing, as follows:

                  (a) LEH shall have the right to terminate this Agreement so long as no Lazarus Entity is in material breach of its obligations under this
Agreement:

                    (i) if the representations and warranties of Blue Dolphin shall fail to be true and correct, not being satisfied and shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to Blue Dolphin by any Lazarus Entity;

                    (ii) if Blue Dolphin (A) fails to perform in any material respect any of its covenants (or in all respects in the case of any covenant containing any materiality qualification) in this Agreement and (B) does not cure such default in all material respects within 15 days after written notice of such default is given to Blue Dolphin by a Lazarus Entity;

                    (iii) if the Bridge Loan Transaction is enjoined by a final, unappealable court order.

                  (b) Blue Dolphin shall have the right to terminate this Agreement so long as Blue Dolphin is not then in material breach of its obligations under this Agreement:

                    (i) if the representations and warranties of any Lazarus Entity shall fail to be true and correct and shall not have been cured in all material respects and shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to any Lazarus Entity by Blue Dolphin;

                    (ii) if any Lazarus Entity (A) fails to perform in any material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to any Lazarus Entity by Blue Dolphin;

                    (iii) if the Bridge Loan Transaction is not completed by August 5, 2009; or

                    (iv) if the Bridge Loan Transaction is enjoined by a final, unappealable court order.

                  (c) Blue Dolphin and the Lazarus Entities may terminate this Agreement upon the execution of a written agreement to that effect.

         Section 9.2. Effect of Termination. In the event of termination of this Agreement by either Blue Dolphin or the Lazarus Entities pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of any Lazarus Entity, Blue Dolphin, or their respective officers, managers or directors (except as set forth in this Section 9.2 and in Sections 8.2, 11 and 12, all of which shall survive the termination). Nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

                                    ARTICLE X
                                   DEFINITIONS

         Section 10.1.  Definitions.  For purposes of this Agreement:

         "Affiliate" means a person controlling, controlled by, or under common control with, the person to whom the reference is made.

         "Blue Dolphin Common Stock" means the common stock of Blue Dolphin, $.01 par value per share.

         "Contract" means any legally binding obligation or agreement, whether or not reduced to writing, and specifically including, without limitation, any client or customer agreement, note, bond, mortgage, lease of real or personal property (including, without limitation, automobile, vehicle and other equipment leases), license and other instrument.

         "Default" means an Event of Default or any event or condition that, with notice or lapse of time or both would, unless cured or waived, become an Event of Default pursuant to the Note or the Security Documents.

         "Disclosure Schedule" means the disclosure schedule which has been delivered by LEH to Blue Dolphin which is attached to this Agreement.

         "Disposal Well Assets" means the Disposal Well Property and the Disposal Well Personal Property.

         "Event of Default" means any event of default with respect to the Bridge Loan, whether so provided pursuant to the Note or any documents securing the Bridge Loan or otherwise.

         "1st International Debt" means the indebtedness of LE to 1st International Bank its assigns and sureties in an amount not to exceed $10,000,000 pursuant to that certain 1st International Loan Agreement, that certain Promissory Note dated September 29, 2008, payable by LE to the order of 1st International Bank, and any related document, as such indebtedness may be refinanced, extended, or amended.

         "1st   International   Liens"   means  the  Liens   securing   the  1st
International Debt against the Nixon Assets.

         "1st International Loan Agreement" means that certain Loan Agreement dated September 29, 2008 among 1st International Bank as Lender, LE as Borrower, and Jonathan Pitts Carroll, Sr. and LEH as Guarantors.

         "GAAP" means generally accepted accounting principles, consistently applied, of the United States of America.

         "Investment" means any investment so classified under GAAP made by stock purchase, capital contribution, loan or advance or by purchase of property or otherwise.

         "Knowledge" means the actual knowledge after reasonable inquiry of Carroll.

         "Liabilities" means all actual liabilities or obligations of any nature whatsoever, whether absolute or contingent, due or to become due, accrued or unaccrued, known or unknown, or otherwise, including, but not limited to, indebtedness for money borrowed, obligations under Contracts, accounts payable, liabilities imposed by law and/or Governmental Authorities.

         "Liens" means all mortgages, restrictions, liens, pledges, charges, claims, options, calls, rights of first refusal, or encumbrance of any nature whatsoever.

         "Material Adverse Effect" means with respect to either Blue Dolphin or a Lazarus Entity any event, occurrence, change or development, which has, or could reasonably be expected to have, a material adverse effect on the results of operations or financial condition of that party, including its subsidiaries, taken as a whole other than any event, occurrence, change or development (a) relating to the economy in general (including commodities prices or exchange rates), (b) relating to the industry in which that Party operates in general, except to the extent such event, occurrence, change or development has, or could reasonably be expected to have, a disproportionate effect on the results of operations or financial condition of that Party, (c) resulting from the announcement or pendency of any of the Transactions contemplated by this Agreement (including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners or employees), (d) changes in the law or in GAAP, or changes in general legal, regulatory or political conditions or (e) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement.

         "Mermentau Assets" means the Mermentau Property and the Mermentau Personal Property.

         "Notre Dame Debt" means the indebtedness of LE, LEH and LLRII to Notre Dame Investors, Inc. in an amount not to exceed $2,500,000.

         "Notre Dame Lien" means the security interest in the Mermentau Property and the Mermentau Personal Property granted by LLRII to Notre Dame Investors, Inc., as security for the indebtedness of LLRII and LEH to Notre Dame Investors, Inc. in the amount of $1,106,528 pursuant to that certain Credit Sale dated May 11, 2009 between Notre Dame Investors, Inc. and LLRII and that certain Promissory Note dated May 11, 2009, payable by LLRII and LEH to the order of Notre Dame Investors, Inc.

         "Person" means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, enterprise, or other entity.

         "Payment Date" means the date on which the Bridge Loan, including any interest, fees and other amounts payable under the Note the Security Documents, or other applicable loan document (other than obligations for taxes, costs, indemnifications, reimbursements and similar amounts for which no claim or demand for payment has been made) have been paid, and the Option has expired or been terminated.

         "Permitted Liens" means any of the following Liens: (a) Liens in favor of carriers, warehousemen, mechanics, landlords and materialmen and other similar Persons that are incurred in the ordinary course of business for sums not yet due and payable; (b) Liens for current Taxes incurred in the ordinary course of business that are not delinquent or remain payable without any penalty or are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are maintained; (c) rights reserved to any Governmental Authority to regulate the affected property; (d) as to any leased assets or properties, rights of the lessors thereof; (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation and other types of social security, unemployment insurance, or old age pension programs mandated under applicable laws or regulations, and (f) Liens securing Permitted Indebtedness.

         "Permitted  Indebtedness"  means (i) with respect the Lazarus Entities,
(a) Liabilities owed to the Notre Dame Debt, (b) the 1st International Debt, (c) the Rio Vista Debt, (d) any indebtedness for borrowed money incurred after the date hereof with the consent of Blue Dolphin, which consent shall not be unreasonably withheld provided that the proceeds of such indebtedness are reasonably anticipated to (1) enhance the value of the Subject Assets by at least the amount of such indebtedness, or (2) finance the Regional Acquisition, and (e) Liabilities incurred in the ordinary course of business consistent with past practice, and (ii) with respect to Blue Dolphin, Liabilities reflected in the SEC Reports or incurred after March 31, 2009 in the ordinary course of business consistent with past practice.

         "Restricted Payment" means (a) any payment, dividend or other distribution, direct or indirect, in respect of any equity interest, and (b) any payment, direct or indirect, on account of the redemption, retirement, purchase or other acquisition of any equity interest.

         "Rio Vista" means Rio Vista Energy Partners L.P. and its Affiliates.

         "Rio Vista Debt" means a future loan by Rio Vista to LLRII not in excess of the total aggregate amount of $4,000,000.00 (including but not limited to all principal advances, interest, default interest, attorneys fees, costs, collection costs and expenses).

         "Rio Vista Lien" means a future security interest in the Mermentau Property and Mermentau Personal Property granted by LLRII to Rio Vista, as security for the Rio Vista Debt.

         "Security Documents" means the LLRII Mortgage and the LLRII Security Agreement.

         "Taxes" means any foreign, federal, state or local tax, assessment or other governmental charge.

         "Transactions" means the transactions contemplated pursuant to this Agreement and all related agreements, documents, and instruments.


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

         Section 10.2. Other Defined Terms. In addition to the terms defined in the preamble and the recitals to this Agreement and in Section 10.1, the following terms are used in this Agreement as defined in the Articles or Sections set forth opposite such terms.

      Other Defined Term                                               Reference
      ------------------                                               ---------

      Blue Dolphin Preferred Stock...................................Section 4.2
      Bridge Loan....................................................Section 2.1
      Bridge Loan Closing............................................Section 2.3
      Bridge Loan Transaction........................................Section 2.1
      Consulting Agreement..........................................Section 8.6
      Disposal Well Assets........................................Section 2.1(c)
      Environmental Laws........................................Section 5.12.(b)
      Environmental Permits.....................................Section 5.12.(b)
      Exchange Act................................................Section 4.4(a)
      Financial Statements...........................................Section 5.3
      Governmental Authority.....................................Section 5.12(b)
      Indemnified Parties.............................................Article IX
      LEN Mortgage................................................Section 2.1(c)
      LLRII Mortgage..............................................Section 2.1(b)
      Mermentau Assets............................................Section 2.1(b)
      Nixon Assets................................................Section 2.5(a)
      Note........................................................Section 2.2(a)
      Operating Agreements..........................................Section 5.13
      Option.........................................................Section 3.1
      Purchase Agreement.............................................Section 3.1
      Regional Acquisition...........................................Section 2.4
      Regional Assets................................................Section 2.4
      SEC.........................................................Section 4.4(a)
      SEC Reports.................................................Section 4.4(b)
      Securities Act..............................................Section 4.4(a)
      Tax Returns...................................................Section 5.11


                                   ARTICLE XI
                                 INDEMNIFICATION

         The Lazarus Entities shall indemnify Blue Dolphin, the Affiliates of Blue Dolphin, and their respective directors, officers, employees, agents, representatives and attorneys of each of them (the "Indemnified Parties") from, and hold each of them harmless against, any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever to which any of them may become subject arising out of or based on Blue Dolphin having made any of the loans contemplated herein, but excluding any such liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by reason of the gross negligence or willful misconduct of the Indemnified Party. The obligations of the Lazarus Entities under this Article shall survive the termination of this Agreement and/or the payment or assignment of the Notes. IT IS THE EXPRESS INTENTION OF THE LAZARUS ENTITIES THAT THE INDEMNIFIED PARTIES SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE INDEMNIFIED PARTY OR EACH OF THEM.

                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1. Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled at law or equity.

         Section  12.2.  Notices.  All  notices,   consents,  demands  or  other
communications required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given: (i) when delivered personally during a business day to the appropriate location described below or telefaxed to the telefax number indicated below, or (ii) five (5) business days after the posting thereof by United States first class, registered or certified mail, return receipt requested, with postage fee prepaid and addressed:

         If to Blue Dolphin:                     801 Travis Street, Suite 2100
                                                 Houston, Texas 77002
                                                 Attention: Thomas W. Heath
                                                 Telefax No. (713) 227-7626

            With a copy to:                      Doherty & Doherty LLP
                                                 1717 St. James Place, Suite 520
                                                 Houston, Texas 77056
                                                 Attention: Casey W. Doherty
                                                 Telefax No. (713) 572-1001

         If to Lazarus Entity:                   801 Travis Street, Suite 2100
                                                 Houston, Texas 77002
                                                 Attention: Jonathan P. Carroll
                                                 Telefax No.(713) 850-0520


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


         Section 12.3. Successors. This Agreement shall be binding upon each of the parties upon their execution, and inure to the benefit of the parties hereto and their successors and assigns.

         Section 12.4. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument.

         Section 12.5. Section Headings. The section headings used herein are descriptive only and shall have no legal force or effect whatsoever. Except to the extent the context specifically indicates otherwise, all references to articles and sections refer to articles and sections of this Agreement, and all references to the exhibits and schedules refer to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes.

         Section 12.6. Gender. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural and conversely.

         Section 12.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., applicable to agreements and contracts executed and to be wholly performed there, without giving effect to the conflicts of law principles thereof.

         Section 12.8. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

         Section 12.9. Waiver. Any waiver by either party to be enforceable must be in writing and no waiver by either party shall constitute a continuing waiver.

         Section 12.10. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

         Section 12.11. Specific Performance. The right and remedy to have each and every one of the covenants in this Agreement of any Party specifically enforced and to obtain injunctive or other equitable relief, including a temporary restraining order and a preliminary or temporary injunction, it being agreed that any breach or threatened breach of any of the restrictive covenants and agreements contained herein would cause irreparable injury to the other Parties, and that money damages will not provide an adequate remedy at law to a Party.

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



IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first set forth above.

                                   LAZARUS ENERGY HOLDINGS, LLC, a
                                   Delaware limited liability company


                                   By:_______________________________________
                                            Jonathan P. Carroll
                                            Director / Manager

                                   LAZARUS LOUISIANA REFINERY II, LLC, a
                                   Delaware limited liability company,


                                   By:_______________________________________
                                            Jonathan P. Carroll
                                            Director / Manager

                                   LAZARUS ENERGY, LLC, a
                                   Delaware limited liability company,


                                   By:_______________________________________
                                            Jonathan P. Carroll
                                            Director / Manager

                                   LAZARUS ENVIRONMENTAL, LLC, a
                                   Delaware limited liability company


                                   By:_______________________________________
                                            Jonathan P. Carroll
                                            Director / Manager

                                   BLUE DOLPHIN ENERGY COMPANY, a
                                   Delaware corporation


                                   By:_______________________________________
                                            Thomas W. Heath
                                            President




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